Mineral Resources and Reserves Last revised: November 2024

GOLD RESERVES

Property	Category	Current Stream/ Royalty Interest	Proven Tonnes (kt)	Proven Grade (g/t)	Proven Contained (koz)	Probable Tonnes (kt)	Probable Grade (g/t)	Probable Contained (koz)	Proven and Probable Tonnes (kt)	Proven and Probable Grade (g/t)	Proven and Probable Contained (koz)	Metallurgical Recovery (%)	Footnotes
Andacollo	Principal	100% of Payable Gold	128,800	0.10	414	117,700	0.10	378	246,500	0.10	793	60%	1
Cortez	Principal	Legacy Zone: approx. 9.4% GSR Equivalent CC Zone: 0.45%-2.2% GSR Equivalent	1,790	1.74	100	211,000	2.16	14,630	212,790	2.15	14,730	Undisclosed	2
Mount Milligan	Principal	35% of Payable Gold, 18.75% of Payable Copper	215,640	0.34	2,387	34,386	0.39	435	250,026	0.35	2,822	Undisclosed	3
Peñasquito	Principal	2.0% NSR	123,700	0.55	2,200	167,300	0.45	2,400	291,000	0.49	4,600	59%	4
Pueblo Viejo	Principal	7.5% of Payable Gold, 75.0% of Payable Silver	39,000	2.23	2,800	140,000	2.02	9,100	179,000	2.07	11,900	82%	5
Bald Mountain	Producing	1.75% to 2.5% Sliding-Scale NSR	17,191	0.79	436	—	—	—	17,191	0.79	436	Undisclosed	6
Bellevue	Producing	2.0% NSR, 2.0% NSR (gold), 1.5% NSR (all other metals)	—	—	—	5,350	6.05	1,040	5,350	6.05	1,040	97%	7
Canadian Malartic	Producing	1.0% to 1.5% Sliding-Scale NSR (gold only)	16,685	0.41	222	—	—	—	16,685	0.41	222	90%	8
Côté Gold	Producing	1.0% NSR	92,541	1.09	3,234	71,709	0.91	2,093	164,251	1.01	5,327	92%	10
Dolores	Producing	3.25% NSR (gold only), 2.0% NSR (silver only)	1,200	0.34	13	—	—	—	1,200	0.34	13	Undisclosed	11
El Limón	Producing	3.0% NSR	—	—	—	3,377	5.89	640	3,377	5.89	640	89-91%	13
Goldstrike	Producing	0.9% NSR	17,392	2.41	1,349	5	1.14	0	17,397	2.41	1,349	74%	14
Gwalia	Producing	1.5% NSR	460	4.19	62	21,200	3.08	2,100	21,660	3.10	2,162	95%	16
King Of The Hills	Producing	1.5% NSR	9,500	0.59	181	59,980	0.99	1,911	69,480	0.94	2,092	92%	17
LaRonde Zone 5	Producing	2.0% NSR	4,450	2.10	301	4,523	2.30	334	8,973	2.20	635	95%	18
Leeville	Producing	1.8% NSR	3,485	8.76	981	2,325	6.20	463	5,811	7.73	1,445	76%	19
Mara Rosa	Producing	1.0% NSR, 1.75% NSR	11,791	1.20	456	12,014	1.16	446	23,805	1.18	902	Undisclosed	20
Marigold	Producing	2.0% NSR	—	—	—	121,578	0.46	1,784	121,578	0.46	1,784	74%	21
Meekatharra	Producing	1.5% NSR, A$10 per ounce (gold only) 1.5% to 2.5% NSR (gold only) 0.45% NSR	530	2.11	36	4,062	2.93	382	4,592	2.83	418	85-92%	22
Rainy River	Producing	6.5% of Payable Gold, 60% of Payable Silver	22,578	0.57	415	37,295	1.67	2,007	59,873	1.26	2,422	95%	23
Red Chris	Producing	1.0% NSR	—	—	—	288,429	0.60	5,560	288,429	0.60	5,560	55%	24
South Laverton	Producing	1.5% NSR, 4.0% NPI (gold only) A$6.00 per ounce (gold only) A$10.00 per ounce (gold only)	10,403	1.49	500	6,305	2.73	554	16,708	1.96	1,054	83%	26
Southern Cross	Producing	1.5% NSR	3,750	2.65	320	5,810	3.68	688	9,560	3.28	1,008	Undisclosed	27
Twin Creeks	Producing	2.0% GPR (gold only)	535	3.16	54	—	—	—	535	3.16	54	Variable	28
Wassa	Producing	10.5% of Payable Gold	4,268	2.15	295	6,029	2.07	401	10,297	2.10	696	96%	29
Wharf	Producing	0.0% to 2.0% Sliding-Scale GSR (gold only)	4,749	1.11	169	18,216	0.91	530	22,965	0.95	700	79%	30
Williams	Producing	0.97% NSR	—	—	—	14,536	1.80	843	14,536	1.80	843	86-95%	31
Xavantina	Producing	25.0% of Payable Gold	290	8.58	80	1,216	7.80	305	1,506	7.95	385	93%	32
Back River	Development	3.3% GSR on Goose, 3.2-4.0% GSR on George	8,008	5.54	1,426	10,683	6.29	2,160	18,691	5.97	3,586	92-95.5%	33
Bateman Gold	Development	1.0% NSR	—	—	—	320	6.07	62	320	6.07	62	88%	34
Bogoso and Prestea	Development	5.5% of Payable Gold	—	—	—	856	10.97	302	856	10.97	302	Undisclosed	35
Castelo de Sonhos	Development	1.5% NSR	—	—	—	38,700	1.09	1,360	38,700	1.09	1,360	98%	36
Don Mario	Development	3.0% NSR	2,057	1.83	121	—	—	—	2,057	1.83	121	Undisclosed	37
Hasbrouck Mountain	Development	1.5% NSR	5,561	0.70	126	25,618	0.55	452	31,179	0.58	578	40-80%	38
Kundip	Development	1.0% to 1.5% GVR (gold only)	—	—	—	3,950	1.73	220	3,950	1.73	220	95%	39
Kutcho Creek	Development	2.0% NSR	1,700	0.37	20	4,310	0.51	71	6,010	0.47	92	58-66%	40
La India	Development	3.0% NSR	—	—	—	7,320	2.56	602	7,320	2.56	602	91%	41
Manh Choh	Development	3.0% NSR, 28% NSR (silver only)	—	—	—	4,122	7.64	1,013	4,122	7.64	1,013	Undisclosed	42
Marban	Development	0.5-0.75% (Marban Alliance claims) 1.0-1.5% (Horizon claims) Sliding-Scale NSR (gold only)	—	—	—	42,929	0.88	1,212	42,929	0.88	1,212	94%	43
NuevaUnión	Development	1.4% NSR	116,040	0.55	2,052	88,620	0.36	1,026	204,660	0.47	3,078	66%	45
Pine Cove	Development	7.5% NPI	—	—	—	233	1.53	11	233	1.53	11	87%	46
Red Dam	Development	2.5% GSR (gold), 2.5% NSR (silver)	—	—	—	2,900	1.25	117	2,900	1.25	117	Undisclosed	47
Ulysses	Development	0.9% NSR	1,310	3.16	133	2,220	3.05	218	3,530	3.09	351	88%	49
TOTAL GOLD RESERVES					**20,884**			**57,853**			**78,737**

SILVER RESERVES

Property	Category	Current Stream/ Royalty Interest	Proven Tonnes (kt)	Proven Grade (g/t)	Proven Contained (koz)	Probable Tonnes (kt)	Probable Grade (g/t)	Probable Contained (koz)	Proven and Probable Tonnes (kt)	Proven and Probable Grade (g/t)	Proven and Probable Contained (koz)	Metallurgical Recovery (%)	Footnotes
Khoemacau	Principal	100% of Payable Silver	7,220	22.40	5,200	23,490	18.95	14,310	30,710	19.76	19,510	84%	89
Peñasquito	Principal	2.0% NSR	123,700	37.92	150,800	167,300	30.08	161,800	291,000	33.41	312,600	80%	4
Pueblo Viejo	Principal	7.5% of Payable Gold, 75.0% of Payable Silver	39,000	12.76	16,000	140,000	12.89	58,000	179,000	12.86	74,000	73%	5
Dolores	Producing	3.25% NSR (gold only), 2.0% NSR (silver only)	1,200	15.55	600	—	—	—	1,200	15.55	600	Undisclosed	11
El Limón	Producing	3.0% NSR	—	—	—	3,377	5.42	589	3,377	5.42	589	Undisclosed	13
Rainy River	Producing	6.5% of Payable Gold, 60% of Payable Silver	22,578	2.17	1,572	37,295	3.98	4,771	59,873	3.30	6,343	60%	23
Don Mario	Development	3.0% NSR	2,057	48.71	3,221	—	—	—	2,057	48.71	3,221	Undisclosed	37
Hasbrouck Mountain	Development	1.5% NSR	5,561	14.31	2,558	25,618	9.65	7,946	31,179	10.48	10,504	17-24%	38
Kutcho Creek	Development	2.0% NSR	1,700	24.70	1,350	4,310	39.51	5,475	6,010	35.32	6,825	58-71%	40
La India	Development	3.0% NSR	—	—	—	7,320	5.31	1,250	7,320	5.31	1,250	Undisclosed	41
Manh Choh	Development	3.0% NSR, 28% NSR (silver only)	—	—	—	4,122	13.49	1,787	4,122	13.49	1,787	Undisclosed	42
NuevaUnión	Development	1.4% NSR	116,040	3.00	11,192	88,620	2.33	6,648	204,660	2.71	17,840	66%	45
TOTAL SILVER RESERVES					**192,494**			**262,576**			**455,070**		

COPPER RESERVES

Property	Category	Current Stream/ Royalty Interest	Proven Tonnes (kt)	Proven Grade (%)	Proven Contained (Mlb)	Probable Tonnes (kt)	Probable Grade (%)	Probable Contained (Mlb)	Proven and Probable Tonnes (kt)	Proven and Probable Grade (%)	Proven and Probable Contained (Mlb)	Metallurgical Recovery (%)	Footnotes
Mount Milligan	Principal	35% of Payable Gold, 18.75% of Payable Copper	215,640	0.17	828	34,386	0.18	134	250,026	0.17	962	Undisclosed	3
Red Chris	Producing	1.0% NSR	—	—	—	288,429	0.51	3,221	288,429	0.51	3,221	84%	24
Voisey's Bay	Producing	2.7% NVR	15,539	0.80	274	15,549	0.84	288	31,088	0.82	562	80-85%	92
Don Mario	Development	3.0% NSR	2,057	1.89	86	—	—	—	2,057	1.89	86	Undisclosed	37
Kutcho Creek	Development	2.0% NSR	1,700	1.64	61	4,310	1.77	168	6,010	1.73	230	87.6-94.5%	40
Las Cruces	Development	1.5% NSR (copper only)	16,000	1.23	434	25,600	1.08	608	41,600	1.14	1,042	85%	93
NuevaUnión	Development	1.4% NSR	116,040	0.58	1,484	88,620	0.42	821	204,660	0.51	2,304	88%	45
TOTAL COPPER RESERVES					**3,167**			**5,240**			**8,407**		

LEAD RESERVES

Property	Category	Current Stream/ Royalty Interest	Proven Tonnes (kt)	Proven Grade (%)	Proven Contained (Mlb)	Probable Tonnes (kt)	Probable Grade (%)	Probable Contained (Mlb)	Proven and Probable Tonnes (kt)	Proven and Probable Grade (%)	Proven and Probable Contained (Mlb)	Metallurgical Recovery (%)	Footnotes
Peñasquito	Principal	2.0% NSR	123,700	0.37	1,009	167,300	0.31	1,143	291,000	0.34	2,152	73%	4
TOTAL LEAD RESERVES					**1,009**			**1,143**			**2,152**		

ZINC RESERVES

Property	Category	Current Stream/ Royalty Interest	Proven Tonnes (kt)	Proven Grade (%)	Proven Contained (Mlb)	Probable Tonnes (kt)	Probable Grade (%)	Probable Contained (Mlb)	Proven and Probable Tonnes (kt)	Proven and Probable Grade (%)	Proven and Probable Contained (Mlb)	Metallurgical Recovery (%)	Footnotes
Peñasquito	Principal	2.0% NSR	123,700	0.94	2,563	167,300	0.63	2,324	291,000	0.76	4,887	82%	4
Kutcho Creek	Development	2.0% NSR	1,700	2.38	89	4,310	2.98	284	6,010	2.81	373	64-89%	40
TOTAL ZINC RESERVES					**2,653**			**2,607**			**5,260**		

NICKEL RESERVES

Property	Category	Current Stream/ Royalty Interest	Proven Tonnes (kt)	Proven Grade (%)	Proven Contained (Mlb)	Probable Tonnes (kt)	Probable Grade (%)	Probable Contained (Mlb)	Proven and Probable Tonnes (kt)	Proven and Probable Grade (%)	Proven and Probable Contained (Mlb)	Metallurgical Recovery (%)	Footnotes
Voisey's Bay	Producing	2.7% NVR	15,539	1.72	589	15,549	1.88	644	31,088	1.80	1,234	68-86%	92
TOTAL NICKEL RESERVES					**589**			**644**			**1,234**

COBALT RESERVES Metallurgical Current Stream/ Tonnes Grade Contained Tonnes Grade Contained Tonnes Grade Contained Recovery Property Category Royalty Interest (kt) (%) (Mlb) (kt) (%) (Mlb) (kt) (%) (Mlb) (%) Footnotes Voisey's Bay Producing 2.7% NVR 15,539 0.10 34 15,549 0.12 41 31,088 0.11 75 68-86% 92 TOTAL COBALT RESERVES 34 41 75 COAL RESERVES Metallurgical Current Stream/ Recovery Property Category Royalty Interest (%) Footnotes Skyline Producing 1.412988% GV (coal) Undisclosed 97 TOTAL COAL RESERVES POTASH RESERVES Metallurgical Current Stream/ Tonnes K₂O Grade Contained KCl Tonnes K₂O Grade Contained KCl Tonnes K₂O Grade Contained KCl Recovery Property Category Royalty Interest (kt) (%) (k tons) (kt) (%) (k tons) (kt) (%) (k tons) (%) Footnotes Allan Producing $0.36 to $1.44 per ton (potash), $0.25 per ton (potash) 37,600 24.70 16,782 97,600 24.70 43,562 135,200 24.70 60,344 100% 99 TOTAL POTASH RESERVES 16,782 43,562 60,344 Proven Probable Proven and Probable Proven Probable 6,895 6,895 Proven and Probable Tonnes (kt) Tonnes (kt) Tonnes (kt) Proven Probable Proven and Probable 6,895 6,895 — —

GOLD RESOURCES

			Measured			Indicated			(M) + (I)	Inferred			Metallurgical	
Property	Category	Current Stream/ Royalty Interest	Tonnes (kt)	Grade (g/t)	Contained (koz)	Tonnes (kt)	Grade (g/t)	Contained (koz)	Contained (koz)	Tonnes (kt)	Grade (g/t)	Contained (koz)	Recovery (%)	Footnotes
Andacollo	Principal	100% of Payable Gold	65,700	0.11	232	325,800	0.09	943	1,175	52,400	0.08	135	60%	1
Cortez	Principal	Legacy Zone: approx. 9.4% GSR Equivalent CC Zone: 0.45%-2.2% GSR Equivalent	—	—	—	99,000	1.68	5,360	5,360	165,920	1.72	9,200	Undisclosed	2
Mount Milligan	Principal	35% of Payable Gold, 18.75% of Payable Copper	118,289	0.25	966	141,571	0.30	1,367	2,333	7,795	0.34	84	Undisclosed	3
Peñasquito	Principal	2.0% NSR	37,400	0.25	300	157,300	0.22	1,100	1,400	22,800	0.14	100	59%	4
Pueblo Viejo	Principal	7.5% of Payable Gold, 75.0% of Payable Silver	11,000	1.70	600	50,000	1.80	2,900	3,500	4,800	1.56	240	82%	5
Bald Mountain	Producing	1.75% to 2.5% Sliding-Scale NSR	82,095	0.66	1,739	—	—	—	1,739	—	—	—	Undisclosed	6
Bellevue	Producing	2.0% NSR, 2.0% NSR (gold), 1.5% NSR (all other metals)	—	—	—	—	—	—	—	5,200	8.80	1,471	97%	7
Canadian Malartic	Producing	1.0% to 1.5% Sliding-Scale NSR (gold only)	—	—	—	—	—	—	—	—	—	—	90%	8
Celtic/Wonder North	Producing	1.5% NSR	370	2.27	27	3,240	2.16	225	252	6,060	2.10	410	Undisclosed	9
Côté Gold	Producing	1.0% NSR	24,387	0.47	366	122,704	0.69	2,737	3,103	42,414	0.61	832	92%	10
Dolores	Producing	3.25% NSR (gold only), 2.0% NSR (silver only)	3,000	0.41	39	600	1.49	29	68	900	1.58	46	Undisclosed	11
Don Nicolas	Producing	2.0% NSR	249	4.32	35	877	5.82	164	199	4,664	2.32	348	88-85%	12
El Limón	Producing	3.0% NSR	—	—	—	9,484	2.03	620	620	1,566	4.45	224	89-91%	13
Goldstrike	Producing	0.9% NSR	6	0.98	0	117	1.17	4	5	67	1.07	2	74%	14
Granite Creek	Producing	3.0% NSR and 2.94% NSR	21,340	1.67	1,144	7,973	1.89	485	1,629	2,272	5.22	381	Undisclosed	15
Gwalia	Producing	1.5% NSR	3,640	3.91	458	33,800	3.10	3,370	3,828	7,100	3.87	883	95%	16
King Of The Hills	Producing	1.5% NSR	—	—	—	14,960	3.16	1,522	1,522	10,740	1.38	476	92%	17
LaRonde Zone 5	Producing	2.0% NSR	—	—	—	10,594	2.27	774	774	10,437	3.38	1,134	95%	18
Leeville	Producing	1.8% NSR	2,936	6.36	600	1,309	5.61	236	836	3,439	6.70	741	76%	19
Mara Rosa	Producing	1.0% NSR, 1.75% NSR	1,809	0.93	54	6,686	0.90	194	248	100	0.53	2	Undisclosed	20
Marigold	Producing	2.0% NSR	—	—	—	235,499	0.20	1,534	1,534	12,835	0.37	152	73%	21
Meekatharra	Producing	1.5% NSR, A$10 per ounce (gold only) 1.5% to 2.5% NSR (gold only) 0.45% NSR	1,357	3.25	142	19,256	1.83	1,132	1,274	24,091	2.19	1,700	85-92%	22
Rainy River	Producing	6.5% of Payable Gold, 60% of Payable Silver	457	1.50	22	11,319	2.24	815	837	1,388	2.76	123	95%	23
Red Chris	Producing	1.0% NSR	—	—	—	478,143	0.34	5,227	5,227	88,714	0.35	998	55%	24
Ruby Hill	Producing	3.0% NSR	—	—	—	225,600	0.56	4,076	4,076	170,910	0.66	3,650	Undisclosed	25
South Laverton	Producing	1.5% NSR, 4.0% NPI (gold only) A$6.00 per ounce (gold only) A$10.00 per ounce (gold only)	4,874	2.54	398	20,008	2.26	1,452	1,850	12,513	2.12	854	83%-92%	26
Southern Cross	Producing	1.5% NSR	2,014	7.54	488	13,423	4.25	1,832	2,320	10,419	4.42	1,481	Undisclosed	27
Twin Creeks	Producing	2.0% GPR (gold only)	97	1.54	5	283	1.19	11	16	22	0.75	1	Undisclosed	28
Wassa	Producing	10.5% of Payable Gold	3,237	3.89	405	4,469	4.43	636	1,041	61,083	3.37	6,620	95%	29
Williams	Producing	0.97% NSR	—	—	—	11,260	2.18	789	789	1,234	1.46	58	89-94%	31
Xavantina	Producing	25.0% of Payable Gold	—	—	—	—	—	—	—	311	4.50	45	93%	32
Back River	Development	3.3% GSR on Goose, 3.2-4.0% GSR on George	1,699	6.77	370	13,062	5.63	2,365	2,735	13,794	6.44	2,856	92-95.5%	33
Bateman Gold	Development	1.0% NSR	—	—	—	1,704	4.63	254	254	1,424	3.84	176	88%	34
Bogoso and Prestea	Development	5.5% of Payable Gold	—	—	—	454	2.26	33	33	2,660	5.30	453	Undisclosed	35
Castelo de Sonhos	Development	1.5% NSR	—	—	—	38,400	1.18	1,459	1,459	26,100	0.88	741	98%	36
Don Mario	Development	3.0% NSR	135	1.84	8	4,422	0.44	63	71	1,671	0.45	24	Undisclosed	37
Hasbrouck Mountain	Development	1.5% NSR	777	0.32	8	6,171	0.32	64	72	4,682	0.37	56	40-80%	38
Kundip	Development	1.0% to 1.5% GVR (gold only)	—	—	—	710	1.75	40	40	3,150	2.96	300	95%	39
Kutcho Creek	Development	2.0% NSR	103	0.20	1	413	2.08	28	28	2,145	0.41	28	58-66%	40
La India	Development	3.0% NSR	—	—	—	2,142	6.08	419	419	6,154	4.23	837	91%	41
Manh Choh	Development	3.0% NSR, 28% NSR (silver only)	—	—	—	622	2.32	46	46	14	4.12	2	Undisclosed	42
Marban	Development	0.5-0.75% (Marban Alliance claims) 1.0-1.5% (Horizon claims) Sliding-Scale NSR (gold only)	—	—	—	9,670	1.76	548	548	1,898	2.54	155	94%	43
Ming	Development	1.0% NSR	241	2.68	21	74	1.98	5	25	62	2.12	4	Undisclosed	44
NuevaUnión	Development	1.4% NSR	2,880	0.47	44	71,010	0.59	1,347	1,391	205,586	0.28	1,851	68%	45
Pine Cove	Development	7.5% NPI	—	—	—	—	—	—	—	—	—	—	87%	46
Relief Canyon	Development	2.0% NSR	8,402	0.90	243	7,197	0.66	152	395	1,885	0.28	17	83%	48
Ulysses	Development	0.9% NSR	290	6.11	57	1,880	4.00	242	299	2,200	2.97	210	Undisclosed	49
Alturas	Evaluation	Up to a 1.06% NSR (gold), up to a 1.59% NSR (copper)	—	—	—	58,000	1.18	2,200	2,200	130,000	0.86	3,600	Undisclosed	50

CONTINUED ON NEXT PAGE

GOLD RESOURCES (Continued from previous page)

Property	Category	Current Stream/ Royalty Interest	Measured Tonnes (kt)	Measured Grade (g/t)	Measured Contained (koz)	Indicated Tonnes (kt)	Indicated Grade (g/t)	Indicated Contained (koz)	(M) + (I) Contained (koz)	Inferred Tonnes (kt)	Inferred Grade (g/t)	Inferred Contained (koz)	Metallurgical Recovery (%)	Footnotes
Berg	Evaluation	1.0% NSR	34,000	0.03	34	976,000	0.02	709	743	542,000	0.02	284	55%	51
Bronson Slope	Evaluation	1.0% NSR	—	—	—	—	—	—	—	155,190	0.32	1,620	Variable	52
Burnakura	Evaluation	1.5% to 2.5% NSR (gold only)	—	—	—	2,237	1.54	111	111	815	1.37	36	Undisclosed	53
Buttercup Bore	Evaluation	2.0% GVR (gold only)	—	—	—	38	2.57	3	3	423	1.76	24	Undisclosed	54
Caber	Evaluation	1.0% NSR	800	0.30	8	700	0.20	5	12	20	0.10	0	Undisclosed	55
Doby George	Evaluation	2.0% NSR	—	—	—	12,922	0.98	407	407	4,999	0.73	118	Variable	56
Follansbee	Evaluation	2.0% NSR	—	—	—	—	—	—	—	1,589	7.61	389	Undisclosed	57
Gold River	Evaluation	1.5% NSR	—	—	—	690	5.29	117	117	5,273	6.06	1,028	Undisclosed	58
Great Bear	Evaluation	2.0% NSR	1,839	2.57	152	31,029	2.67	2,661	2,813	22,691	4.54	3,315	95%	59
High Lake	Evaluation	1.5% NSR	—	—	—	7,900	1.30	330	330	6,000	1.30	251	75%	60
Holt	Evaluation	0.00013 x Au price NSR (gold only)	5,806	4.29	800	5,884	4.75	898	1,698	9,097	4.48	1,310	Undisclosed	61
Island Mountain	Evaluation	2.0% NSR	450	0.43	6	1,823	0.38	22	29	5,947	0.31	60	Undisclosed	62
Jaguar	Evaluation	1.5% NSR	—	—	—	1,300	0.30	13	13	400	0.30	4	40%	63
Kubi Village	Evaluation	3.0% NPI	660	5.28	112	660	5.70	121	233	670	5.34	115	93%	64
Lawyers	Evaluation	0.5% NSR	35,987	1.10	1,268	41,764	1.02	1,373	2,641	6,616	1.21	258	92%	65
Long Valley	Evaluation	1.0% NSR	—	—	—	63,699	0.59	1,217	1,217	22,051	0.64	453	80-90%	66
Meekatharra – Sabbath	Evaluation	A$1.00/tonne	—	—	—	51	1.98	3	3	73	2.14	5	92%	67
Mt. Fisher	Evaluation	A$5.00/oz (gold only)	53	3.78	6	165	3.24	17	24	310	2.57	26	Undisclosed	68
Niblack	Evaluation	1.0% to 3.0% NSR	—	—	—	5,851	1.84	346	346	214	1.51	10	72%	69
Nieves	Evaluation	2.0% NSR	—	—	—	33,040	0.04	43	43	58,030	0.04	74	80%	70
North Island	Evaluation	10.0% NPI	—	—	—	513,164	0.26	4,368	4,368	444,905	0.21	2,956	47%	71
Nutmeg Mountain	Evaluation	1.0% to 2.0% NSR	—	—	—	51,660	0.61	1,006	1,006	17,860	0.48	275	80%	72
Paddington	Evaluation	1.75% NSR (gold only)	—	—	—	—	—	—	—	380	2.46	30	Undisclosed	73
Pascua-Lama	Evaluation	0.81% to 5.45% NSR (gold), 1.09% NSR (copper)	35,156	1.66	1,880	276,452	1.41	12,500	14,380	15,400	1.74	863	Undisclosed	74
Phillips Find	Evaluation	A$10.00/oz (gold only)	—	—	—	540	2.40	42	42	193	2.08	13	Undisclosed	75
Pinnacles	Evaluation	1.5% NSR	—	—	—	310	4.11	41	41	299	3.85	37	Undisclosed	76
Quinns Austin	Evaluation	1.5% NSR	463	0.30	4	703	0.22	5	9	318	0.18	2	Undisclosed	77
Red October	Evaluation	1.5% NSR	105	8.29	28	608	5.37	105	133	635	5.44	111	Undisclosed	78
San Juan Silver (Bulldog)	Evaluation	3.0% NSR, 1.0% NSR	—	—	—	—	—	—	—	2,341	0.45	34	Undisclosed	79
Schaft Creek	Evaluation	3.5% NPI	166,000	0.20	1,067	1,127,200	0.15	5,436	6,503	316,700	0.14	1,425	73%	80
Shasta	Evaluation	0.5% NSR	—	—	—	12,578	0.99	401	401	15,432	0.77	382	95%	81
Tambor	Evaluation	4.0% NSR	—	—	—	456	3.94	58	58	596	4.91	94	Undisclosed	82
Temora	Evaluation	12.5% NPI	—	—	—	25,000	0.47	381	381	215,000	0.26	1,827	Undisclosed	83
Ulu	Evaluation	5.0% NSR	—	—	—	2,500	7.53	605	605	1,261	5.57	226	90%	84
Van Uden	Evaluation	1.5% NSR	326	1.72	18	1,601	1.52	78	96	3,451	1.28	142	Undisclosed	85
Wallbrook	Evaluation	1.5% NSR	—	—	—	394	1.77	22	22	514	1.59	26	98%	86
Wildcat	Evaluation	1.0% to 2.0% NSR	—	—	—	60,000	0.39	746	746	22,500	0.29	210	52-73%	87
Wolverine	Evaluation	0.0% to 9.445% NSR (gold and silver only)	553	1.40	25	911	1.49	44	69	539	1.37	24	Undisclosed	88
TOTAL GOLD RESOURCES					**14,180**			**83,030**	**97,211**			**61,757**

SILVER RESOURCES

			Measured			Indicated			(M) + (I)	Inferred			Metallurgical	
		Current Stream/	Tonnes	Grade	Contained	Tonnes	Grade	Contained	Contained	Tonnes	Grade	Contained	Recovery	
Property	**Category**	**Royalty Interest**	**(kt)**	**(g/t)**	**(koz)**	**(kt)**	**(g/t)**	**(koz)**	**(koz)**	**(kt)**	**(g/t)**	**(koz)**	**(%)**	**Footnotes**
Khoemacau	Principal	100% of Payable Silver	5,580	17.02	3,053	15,010	21.91	10,574	13,627	61,500	22.67	44,816	84%	89
Peñasquito	Principal	2.0% NSR	37,400	24.45	29,400	157,300	25.13	127,100	156,500	22,800	25.51	18,700	79%	4
Pueblo Viejo	Principal	7.5% of Payable Gold, 75.0% of Payable Silver	11,000	8.48	3,000	50,000	8.71	14,000	17,000	4,800	7.78	1,200	74%	5
Dolores	Producing	3.25% NSR (gold only), 2.0% NSR (silver only)	3,000	30.07	2,900	600	77.76	1,500	4,400	900	55.30	1,600	Undisclosed	11
Don Nicolas	Producing	2.0% NSR	249	5.50	44	877	7.02	198	242	4,664	2.14	320	Undisclosed	12
El Limón	Producing	3.0% NSR	—	—	—	9,484	0.66	200	200	1,566	3.52	177	Undisclosed	13
Rainy River	Producing	6.5% of Payable Gold, 60% of Payable Silver	457	1.84	27	11,319	6.02	2,192	2,219	1,388	2.58	115	60%	23
Ruby Hill	Producing	3.0% NSR	—	—	—	225,600	14.25	103,357	103,357	170,910	13.45	73,911	Undisclosed	25
Don Mario	Development	3.0% NSR	135	55.27	240	4,422	4.83	687	927	1,671	3.53	190	Undisclosed	37
Hasbrouck Mountain	Development	1.5% NSR	777	7.76	194	6,171	7.35	1,458	1,652	4,682	6.55	986	17-24%	38
Kutcho Creek	Development	2.0% NSR	103	27.99	93	413	153.71	2,042	2,135	2,145	32.05	2,210	58-71%	40
La India	Development	3.0% NSR	—	—	—	2,142	9.25	637	637	6,154	4.65	921	Undisclosed	41
Manh Choh	Development	3.0% NSR, 28% NSR (silver only)	—	—	—	622	9.10	182	182	14	9.10	4	Undisclosed	42
Ming	Development	1.0% NSR	241	20.10	156	74	14.66	35	191	62	16.10	32	Undisclosed	44
NuevaUnión	Development	1.4% NSR	2,880	3.00	278	71,010	3.67	8,371	8,649	205,586	2.33	15,423	66%	45
Relief Canyon	Development	2.0% NSR	8,402	3.44	929	7,197	0.63	145	1,074	1,885	0.08	5	Undisclosed	48
Berg	Evaluation	1.0% NSR	34,000	4.57	5,000	976,000	4.62	145,000	150,000	542,000	3.73	65,000	66%	51
Bronson Slope	Evaluation	1.0% NSR	—	—	—	—	—	—	—	155,190	2.71	13,500	Variable	52
Caber	Evaluation	1.0% NSR	800	10.00	257	700	10.00	225	482	20	6.00	4	Undisclosed	55
High Lake	Evaluation	1.5% NSR	—	—	—	7,900	83.00	21,081	21,081	6,000	84.00	16,204	83%	60
Jaguar	Evaluation	1.5% NSR	—	—	—	1,300	97.00	4,054	4,054	400	106.00	1,363	49%	63
Lawyers	Evaluation	0.5% NSR	35,987	38.46	44,500	41,764	28.37	38,100	82,600	6,616	34.79	7,400	88%	65
Niblack	Evaluation	1.0% to 3.0% NSR	—	—	—	5,851	29.04	5,462	5,462	214	18.17	125	76%	69
Nieves	Evaluation	2.0% NSR	—	—	—	33,040	50.10	53,220	53,220	58,030	30.38	56,683	81%	70
Quinns Austin	Evaluation	1.5% NSR	463	4.38	65	703	3.28	74	139	318	2.74	28	Undisclosed	77
Rock Creek	Evaluation	1.0% NSR	—	—	—	—	—	—	—	90,796	50.95	148,736	88%	90
San Juan Silver (Bulldog)	Evaluation	3.0% NSR, 1.0% NSR	—	—	—	—	—	—	—	2,341	507.68	38,203	89%	79
Schaft Creek	Evaluation	3.5% NPI	166,000	1.50	8,006	1,127,200	1.20	43,488	51,494	316,700	1.10	11,200	48%	80
Shasta	Evaluation	0.5% NSR	—	—	—	12,578	35.03	14,166	14,166	15,432	28.72	14,249	77%	81
Wildcat	Evaluation	1.0% NSR, 1.0% to 2.0% NSR	—	—	—	60,000	3.32	6,400	6,400	22,500	2.76	2,000	Undisclosed	87
Wolverine	Evaluation	0.0% to 9.445% NSR (gold and silver only)	553	364.32	6,482	911	323.78	9,488	15,970	539	333.29	5,776	Undisclosed	88
TOTAL SILVER RESOURCES					**104,624**			**613,437**	**718,060**			**541,080**

COPPER RESOURCES

Property	Category	Current Stream/ Royalty Interest	Measured Tonnes (kt)	Measured Grade (%)	Measured Contained (Mlb)	Indicated Tonnes (kt)	Indicated Grade (%)	Indicated Contained (Mlb)	(M) + (I) Contained (Mlb)	Inferred Tonnes (kt)	Inferred Grade (%)	Inferred Contained (Mlb)	Metallurgical Recovery (%)	Footnotes
Mount Milligan	Principal	35% of Payable Gold, 18.75% of Payable Copper	118,289	0.17	433	141,571	0.13	418	851	7,795	0.14	24	Undisclosed	3
Johnson Camp	Producing	2.5% NSR	—	—	—	—	—	—	—	55,818	0.38	472	48%	91
Red Chris	Producing	1.0% NSR	—	—	—	478,143	0.37	3,900	3,900	88,714	0.36	704	81%	24
Voisey's Bay	Producing	2.7% NVR	1,124	0.99	25	881	1.05	20	45	7,523	0.80	133	80-85%	92
Don Mario	Development	3.0% NSR	135	1.75	5	4,422	0.50	49	54	1,671	0.38	14	Undisclosed	37
Kutcho Creek	Development	2.0% NSR	103	1.64	4	413	6.62	60	64	2,145	1.22	58	87.6-94.5%	40
Las Cruces	Development	1.5% NSR (copper only)	4,900	2.07	223	900	2.84	56	280	9,400	1.08	224	Undisclosed	93
Ming	Development	1.0% NSR	241	2.40	13	74	1.98	3	16	62	1.75	2	Undisclosed	44
NuevaUnión	Development	1.4% NSR	2,880	0.42	27	71,010	0.51	798	825	205,586	0.30	1,364	89%	45
Berg	Evaluation	1.0% NSR	34,000	0.31	232	976,000	0.23	4,949	5,181	542,000	0.17	2,031	82%	51
Bronson Slope	Evaluation	1.0% NSR	—	—	—	—	—	—	—	155,190	0.09	317	Variable	52
Caber	Evaluation	1.0% NSR	800	1.10	19	700	1.20	19	38	20	1.00	0	Undisclosed	55
High Lake	Evaluation	1.5% NSR	—	—	—	7,900	3.00	522	522	6,000	1.80	238	89%	60
Jaguar	Evaluation	1.5% NSR	—	—	—	1,300	0.50	14	14	400	0.30	3	76%	63
Los Chancas	Evaluation	0.375% NSR	—	—	—	150,000	0.50	1,648	1,648	1,433,000	0.45	14,165	82-84%	94
Niblack	Evaluation	1.0% to 3.0% NSR	—	—	—	5,851	0.94	121	121	214	0.93	4	94%	69
North Island	Evaluation	10.0% NPI	—	—	—	513,164	0.19	2,183	2,183	444,905	0.15	1,431	86%	71
Pascua-Lama	Evaluation	0.81% to 5.45% NSR (gold), 1.09% NSR (copper)	35,156	0.10	77	276,452	0.09	559	636	15,400	0.05	18	Undisclosed	74
Quinns Austin	Evaluation	1.5% NSR	463	1.22	12	703	0.97	15	28	318	0.85	6	Undisclosed	77
Rock Creek	Evaluation	1.0% NSR	—	—	—	—	—	—	—	90,796	0.66	1,317	92%	90
Schaft Creek	Evaluation	3.5% NPI	166,000	0.32	1,171	1,127,200	0.25	6,213	7,384	316,700	0.19	1,327	87%	80
Temora	Evaluation	12.5% NPI	—	—	—	25,000	0.34	187	187	215,000	0.30	1,422	Undisclosed	83
TOTAL COPPER RESOURCES					**2,241**			**21,736**	**23,977**			**25,275**		

LEAD RESOURCES

Property	Category	Current Stream/ Royalty Interest	Measured Tonnes (kt)	Measured Grade (%)	Measured Contained (Mlb)	Indicated Tonnes (kt)	Indicated Grade (%)	Indicated Contained (Mlb)	(M) + (I) Contained (Mlb)	Inferred Tonnes (kt)	Inferred Grade (%)	Inferred Contained (Mlb)	Metallurgical Recovery (%)	Footnotes
Peñasquito	Principal	2.0% NSR	37,400	0.28	231	157,300	0.24	832	1,063	22,800	0.24	121	72%	4
High Lake	Evaluation	1.5% NSR	—	—	—	7,900	0.30	52	52	6,000	0.40	53	81%	60
San Juan Silver (Bulldog)	Evaluation	3.0% NSR, 1.0% NSR	—	—	—	—	—	—	—	2,341	1.40	72	74%	79
TOTAL LEAD RESOURCES					**231**			**885**	**1,115**			**246**		

ZINC RESOURCES

Property	Category	Current Stream/ Royalty Interest	Measured Tonnes (kt)	Measured Grade (%)	Measured Contained (Mlb)	Indicated Tonnes (kt)	Indicated Grade (%)	Indicated Contained (Mlb)	(M) + (I) Contained (Mlb)	Inferred Tonnes (kt)	Inferred Grade (%)	Inferred Contained (Mlb)	Metallurgical Recovery (%)	Footnotes
Peñasquito	Principal	2.0% NSR	37,400	0.69	569	157,300	0.59	2,046	2,615	22,800	0.57	287	80%	4
Kutcho Creek	Development	2.0% NSR	103	1.86	4	413	9.92	90	95	2,145	1.56	74	64-89%	40
Caber	Evaluation	1.0% NSR	800	6.10	108	700	5.90	91	199	20	8.00	4	Undisclosed	55
High Lake	Evaluation	1.5% NSR	—	—	—	7,900	3.50	610	610	6,000	4.30	569	93%	60
Jaguar	Evaluation	1.5% NSR	—	—	—	1,300	7.20	206	206	400	7.80	69	89%	63
Niblack	Evaluation	1.0% to 3.0% NSR	—	—	—	5,851	1.73	223	223	214	1.38	7	90%	69
Quinns Austin	Evaluation	1.5% NSR	463	1.41	14	703	1.47	23	37	318	1.17	8	Undisclosed	77
San Juan Silver (Bulldog)	Evaluation	3.0% NSR, 1.0% NSR	—	—	—	—	—	—	—	2,341	1.10	57	81%	79
TOTAL ZINC RESOURCES					**695**			**3,289**	**3,984**			**1,073**

NICKEL RESOURCES			Measured			Indicated			(M) + (I)	Inferred			Metallurgical	
Property		Current Stream/ Royalty Interest	Tonnes (kt)	Grade (%)	Contained (Mlb)	Tonnes (kt)	Grade (%)	Contained (Mlb)	Contained (Mlb)	Tonnes (kt)	Grade (%)	Contained (Mlb)	Recovery (%)	Footnotes
Voisey's Bay	Producing	2.7% NVR	1,124	1.19	29	881	1.45	28	58	7,523	1.80	299	68-86%	92
Bell Creek	Evaluation	A$1.00 to A$2.00/tonne	11,400	0.84	211	12,700	0.64	179	390	1,700	0.55	21	Undisclosed	95
Cosmos	Evaluation	1.5% NSR (all metals other than gold), $10 per ounce (gold)	—	—	—	4,340	2.02	194	194	1,950	2.16	93	Undisclosed	96
TOTAL NICKEL RESOURCES					241			401	642			412		

COBALT RESOURCES			Measured			Indicated			(M) + (I)	Inferred			Metallurgical	
Property	Category	Current Stream/ Royalty Interest	Tonnes (kt)	Grade (%)	Contained (Mlb)	Tonnes (kt)	Grade (%)	Contained (Mlb)	Contained (Mlb)	Tonnes (kt)	Grade (%)	Contained (Mlb)	Recovery (%)	Footnotes
Voisey's Bay	Producing	2.7% NVR	1,124	0.06	1	881	0.08	1	1	7,523	0.12	20	68-86%	92
Bell Creek	Evaluation	A$1.00 to A$2.00/tonne	11,400	0.05	13	12,700	0.03	8	21	1,700	0.03	1	Undisclosed	95
TOTAL COBALT RESOURCES					14			10	22			21		

MOLYBDENUM RESOURCES			Measured			Indicated			(M) + (I)	Inferred			Metallurgical	
Property	Category	Current Stream/ Royalty Interest	Tonnes (kt)	Grade (%)	Contained (Mlb)	Tonnes (kt)	Grade (%)	Contained (Mlb)	Contained (Mlb)	Tonnes (kt)	Grade (%)	Contained (Mlb)	Recovery (%)	Footnotes
Berg	Evaluation	1.0% NSR	34,000	0.03	22	976,000	0.03	646	668	542,000	0.02	239	70%	51
North Island	Evaluation	10.0% NPI	—	—	—	513,164	0.01	87	87	444,905	0.01	56	74%	71
Schaft Creek	Evaluation	3.5% NPI	166,000	0.02	77	1,127,200	0.02	398	474	316,700	0.02	133	59%	80
TOTAL MOLYBDENUM RESOURCES					99			1,130	1,229			428		

COAL RESOURCES			Measured	Indicated	(M) + (I)	Inferred	Metallurgical	
Property	Category	Current Stream/ Royalty Interest	Tonnes (kt)	Tonnes (kt)	Contained (kt)	Tonnes (kt)	Recovery (%)	Footnotes
Horizon Coal	Evaluation	0.50% GV (coal)	102,468	40,626	143,094	40,626	Undisclosed	98
TOTAL COAL RESOURCES			102,468	40,626	143,094	40,626		

POTASH RESOURCES			Measured			Indicated			(M) + (I)	Inferred			Metallurgical	
Property	Category	Current Stream/ Royalty Interest	Tonnes (kt)	K_2O Grade (%)	Contained KCl (k tons)	Tonnes (kt)	K_2O Grade (%)	Contained KCl (k tons)	Contained KCl (k tons)	Tonnes (kt)	K_2O Grade (%)	Contained KCl (k tons)	Recovery (%)	Footnotes
Allan	Producing	$0.36 to $1.44 per ton (potash), $0.25 per ton (potash)	1,156,000	22.10	461,673	2,031,200	22.49	825,653	1,287,326	933,200	22.50	379,340	100%	99
TOTAL POTASH RESOURCES					461,673			825,653	1,287,326			379,340		

LITHIUM RESOURCES			Measured			Indicated			(M) + (I)	Inferred			Metallurgical	
Property	Category	Current Stream/ Royalty Interest	Tonnes (kt)	Li_2O Grade (%)	Contained Li_2O (kt)	Tonnes (kt)	Li_2O Grade (%)	Contained Li_2O (kt)	Contained Li_2O (kt)	Tonnes (kt)	Li_2O Grade (%)	Contained Li_2O (kt)	Recovery (%)	Footnotes
Yellowknife Lithium	Exploration	2.0% NPI	—	—	—	—	—	—	—	45,181	1.00	452	Undisclosed	100
TOTAL LITHIUM RESOURCES					—			—	—			452		

URANIUM RESOURCES			Measured			Indicated			(M) + (I)	Inferred			Metallurgical	
Property	Category	Current Stream/ Royalty Interest	Tonnes (kt)	Grade (%)	Contained (Mlb)	Tonnes (kt)	Grade (%)	Contained (Mlb)	Contained (Mlb)	Tonnes (kt)	Grade (%)	Contained (Mlb)	Recovery (%)	Footnotes
La Jara Mesa	Evaluation	$0.25/lb (uranium)	—	—	—	1,411	0.28	7	7	720	0.24	3	Undisclosed	101
Westmoreland	Evaluation	1.0% NSR	—	—	—	18,686	0.11	36	36	9,022	0.10	16	Undisclosed	102
TOTAL URANIUM RESOURCES					—			43	43			19

Footnotes for Mineral Resources and Reserves

General Footnotes

Set forth below are the definitions of mineral resources and mineral reserves used by U.S. Securities and Exchange Commission under Regulation S-K Item 1300 ("SK-1300").

Mineral resource is a concentration or occurrence of material of economic interest in or on the Earth's crust in such form, grade or quality, and quantity that there are reasonable prospects for economic extraction. A mineral resource is a reasonable estimate of mineralization, taking into account relevant factors such as cut-off grade, likely mining dimensions, location or continuity, that, with the assumed and justifiable technical and economic conditions, is likely to, in whole or in part, become economically extractable.

- Measured mineral resource is that part of a mineral resource for which quantity and grade or quality are estimated on the basis of conclusive geological evidence and sampling. The level of geological certainty associated with a measured mineral resource is sufficient to allow a qualified person to apply modifying factors, as defined in this section, in sufficient detail to support detailed mine planning and final evaluation of the economic viability of the deposit. Because a measured mineral resource has a higher level of confidence than the level of confidence of either an indicated mineral resource or an inferred mineral resource, a measured mineral resource may be converted to a proven mineral reserve or to a probable mineral reserve.
- Indicated mineral resource is that part of a mineral resource for which quantity and grade or quality are estimated on the basis of adequate geological evidence and sampling. The level of geological certainty associated with an indicated mineral resource is sufficient to allow a qualified person to apply modifying factors in sufficient detail to support mine planning and evaluation of the economic viability of the deposit. Because an indicated mineral resource has a lower level of confidence than the level of confidence of a measured mineral resource, an indicated mineral resource may only be converted to a probable mineral reserve.
- Inferred mineral resource is that part of a mineral resource for which quantity and grade or quality are estimated on the basis of limited geological evidence and sampling. The level of geological uncertainty associated with an inferred mineral resource is too high to apply relevant technical and economic factors likely to influence the prospects of economic extraction in a manner useful for evaluation of economic viability. Because an inferred mineral resource has the lowest level of geological confidence of all mineral resources, which prevents the application of the modifying factors in a manner useful for evaluation of economic viability, an inferred mineral resource may not be considered when assessing the economic viability of a mining project, and may not be converted to a mineral reserve.

Mineral reserve is an estimate of tonnage and grade or quality of indicated and measured mineral resources that, in the opinion of the qualified person, can be the basis of an economically viable project. More specifically, it is the economically mineable part of a measured or indicated mineral resource, which includes diluting materials and allowances for losses that may occur when the material is mined or extracted.

Mineral reserves are subdivided into two categories, in descending order of geological certainty:

- Proven mineral reserve is the economically mineable part of a measured mineral resource and can only result from conversion of a measured mineral resource.
- Probable mineral reserve is the economically mineable part of an indicated and, in some cases, a measured mineral resource.

Royal Gold has disclosed a number of reserve estimates that are provided by operators that are foreign issuers and are not based on the U.S. Securities and Exchange Commission's definitions for proven and probable reserves. For Canadian issuers, definitions of "mineral reserve," "proven mineral reverse," and "probable mineral reserve" conform to the Canadian Institute of Mining, Metallurgy and Petroleum ("CIM") definitions of these terms as of the effective date of estimation as required by National Instrument 43-101 ("NI 43-101") of the Canadian Securities Administrators. For Australian issuers, definitions of "mineral reserve," "proven mineral reserve," and "probable mineral reserve" conform with the Australasian Code for Reporting of Mineral Resources and Ore Reserves prepared by the Joint Ore Reserves Committee of the Australasian Institute of Mining and Metallurgy, Australian Institute of Geoscientists and Minerals Council of Australia, as amended ("JORC"). Royal Gold does not reconcile the reserve estimates provided by the operators with definitions of reserves used by the U.S. Securities and Exchange Commission.

The reserves and resources and metallurgical recoveries reported are either es mates received from the various operators or are based on informa on provided to Royal Gold or  are derived from publicly available informa on from the operators of the various proper es including NI 43‐101 or JORC reports filed by operators. Royal Gold is not able to  reconcile the reserve and resource es mates prepared in reliance on Na onal Instrument 43‐101 or JORC with defini ons of the U.S. Securi es and Exchange Commission.  Metallurgical recoveries are not included in the calcula on of contained metals as these can be variable within a deposit depending on material type and process path.  Recoveries are generally unknown for projects with resources that do not have processing methods iden fied.  Mineral resources are tabulated in addi on to (exclusive of) mineral reserves. Mineral resources which are not mineral reserves do not have demonstrated economic viability.  “Contained ounces” or “contained pounds” do not take into account recovery losses in mining and processing.

Property-Specific Footnotes

Metal prices are dollars per ounce for gold (Au) and silver (Ag) and dollars per pound for copper (Cu), lead (Pb), zinc (Zn), and nickel (Ni).

GOLD

1. Andacollo resources and reserves are reported under CIM standards and have an effective date of 12/31/2023. Metal prices used for reserves determination were $1,500 Au and $3.25 Cu and the cut-off grade for reserves is 0.2% Cu. No separate metals price or cut-off information is disclosed for resources. Our stream interest covers gold only. Copper resources and reserves exist but are not presented because they are not subject to our stream. Our stream interest at Andacollo is 100% of payable gold until 900,000 ounces are delivered, 50% thereafter.
2. Cortez resources and reserves are reported under CIM and SK-1300 standard, and included in Newmont SK-1300 disclosure (with the exception of Fourmile, which is reported only under CIM standards) and have an effective date of 12/31/2023. Resource quantities are back-calculated from Barrick's 61.5% to Royal Gold's 100% for NGM areas. Values may differ due to rounding and significant digits effects. Metal prices used for reserves are $1,300. Cut-off grades and process recoveries vary by project area. For more details regarding our royalty interests at Cortez, please see our website.
3. Mount Milligan resources and reserves are reported under CIM standards and have an effective date of 12/31/2023. Metal prices used for reserves determination are $1,500 Au and $3.50 Cu and the cut-off grade is $8.65 NSR. Metal prices used for resources determination are $1,800 Au and $3.75 Cu and the NSR cut-off is $8.46. Specific process recoveries are not disclosed by the operator. Royal Gold also holds a life of mine free cash flow interest ("FCF Interest"), payable annually, of 5% of the cumulative free cash flow generated from Mount Milligan after the earlier of (i) the first fiscal year following delivery of both 375,000 ounces of gold and 30,000 tonnes of copper from January 1, 2024, and (ii) January 1, 2036. The FCF Interest will increase to 10% after the earlier of (i) the first fiscal year following the delivery of both 665,000 ounces of gold and 60,000 tonnes of copper from January 1, 2024, and (ii) January 1, 2036.
4. Peñasquito resources and reserves are reported under SK-1300 and have an effective date of 12/31/2023. Metal prices used for reserves are $1,400 Au, $20.00 Ag, $1.00 Pb and $1.20 Zn. Prices used for resources are $1,600 Au, $23.00 Ag, $1.20 Pb, and $1.45 Zn. Cut-off grade varies with level of silver, lead and zinc credits.
5. Pueblo Viejo resources and reserves are reported under CIM and SK-1300 standards and have an effective date of 12/31/2023. Royal Gold's stream interest is 60%, corresponding to Barrick's 60% share of the project. Metal prices used for reserves are $1,300 Au and $18.00 Ag. Metal prices used for resources are $1,700 Au and $21.00 Ag. Specific cut-off grades are not disclosed. Our stream interest at Pueblo Viejo is 7.5% of payable gold until 990,000 ounces are delivered, 3.75% thereafter, and 75% of payable silver until 50 million ounces are delivered, 37.5% thereafter.
6. Bald Mountain resources are reported to CIM standards as of 12/31/2016. Reserves use a gold price of $1,200, resources use a gold price of $1,400. Specific cut-off grades and recoveries are not disclosed. The royalty is based on a sliding scale, which caps at 2.5% at gold prices above $425 per ounce.
7. Bellevue resources and reserves are reported under JORC standards and have an effective date of 5/4/2022. Gold price for reserves is AUS$1,700 and the cut-off grade is 3.5 g/t Au. Gold price for resources is AUS$1,750 and cut-off grade is 3.5 g/t Au. The royalty rate varies depending on the tenement. It is 2.0% NSR royalty on all metals produced from the mining leases M36/25 and M36/299 and the exploration license E36/535, and a 2.0% NSR on gold and 1.5% NSR on all other metals produced from the mining lease M36/24.
8. Canadian Malartic resources and reserves are reported under CIM standards and have an effective date of 12/31/2023. Reserves and resources use a $1,300 Au price and a cut-off grade of 0.41 g/t Au. The royalty is based on a sliding scale, which caps at 1.5% at a gold price equal to or above $350 per ounce.
9. Celtic/Wonder North resources are reported to JORC standards as of 3/31/2022. Gold price assumption is AUS$2,250 and resources use a 0.5 g/t Au cut-off grade.
10. Côté Gold resources and reserves are reported to CIM standards with an effective date of 12/31/2023. 70% of reported reserves and resources are expected to fall within the Royal Gold royalty ground. Reserves and resources use gold prices of $1,400 and $1,500, respectively. Specific cut-off grades are not disclosed by the operator.
11. Dolores resources and reserves are reported under CIM standards and have an effective date of 6/30/2024. Metal prices used for reserves are $1,850 Au and $21.00 Ag. Prices for resources are $1,950 Au and $23.00 Ag. Cut-off grades and specific Au and Ag recoveries vary by material type and process.

12. Don Nicolas is a producing property, but no reserves are disclosed. Resources are disclosed under CIM standards as of 4/1/2024. A gold price of $1,550 is used for resource reporting, with cut-offs of 0.3 g/t Au for open-pit and 1.95 g/t Au for underground.
13. El Limón resources and reserves are reported under CIM standards and have an effective date of 12/31/2023. Metal prices used for reserves were $1,500 Au and $23.00 Ag and cut-off grades range from 1.15 to 1.2 g/t Au in the open-pit and 2.3 to 3.36 g/t Au in the underground. For resources, gold prices of $1,600-1,700 and silver prices of $20.00-24.00 are used, with cut-off grades of 1.00 to 1.23 g/t Au in open-pits and 2.25 g/t in underground.
14. Goldstrike resources and reserves are reported under CIM standards and have an effective date of 12/31/2022. $1,700 Au price is used for resources and reserves with a cut-off grade of 0.027 to 0.034 oz/t.
15. Granite Creek resources are reported to CIM standards with an effective date of 5/4/2021. There are no reserves reported for Granite Creek. The property is considered a production property because test mining produced gold ounces during the year. Gold price used for resources is $1,800 for open-pit and $1,600 for underground. Cut-off grades are 0.35 g/t open-pit and 5 g/t for underground. For more details regarding our royalty interests at Granite Creek, please see our website.
16. Gwalia resources and reserves are reported under JORC standards and have an effective date of 12/31/2023. Gwalia, Tower Hill, and Harbour Lights areas are attributable to our royalty interest. AUS$2,000 Au price is used for reserves with a cut-off grade of 4.0 g/t. AUS$2,500 is used for resources with a cut-off grade of 2.5 g/t.
17. King of the Hills resources and reserves are reported under JORC standards and have an effective date of 6/30/2024. AUS$2,000 Au price is used for reserves, with cut-off grades of 0.4 g/t Au for open-pit and 1.3 g/t for underground. Resources use an AUS$3,500 pit shell with 0.4 g/t Au for open-pit resource and 1.0 g/t for underground.
18. LaRonde Zone 5 resources and reserves are reported under CIM standards and have an effective date of 12/31/2023. Reserves and resources are reported using gold prices of $1,400 and $1,650, respectively. Cut-off grades vary by material type and depth but are not less than 1.56 g/t Au.
19. Leeville resources and reserves are reported under CIM standards and included in Newmont SK-1300 disclosure and have an effective date of 12/31/2023. Gold prices used for reserves and resources are $1,300 and $1,700, respectively. Cut-off grades range from 0.145 to 0.197 oz/t.
20. Mara Rosa resources and reserves are reported to JORC standards with an effective date of 12/31/2022. Gold price of $1,800 was used for both reserves and resources. Specific recoveries and cut-off grades are not disclosed by the operator.
21. Marigold resources and reserves are reported under SK-1300 standards and have an effective date as of 12/31/2022. Gold prices used for reserves are $1,350, with a cut-off of 0.069 g/t payable Au. Gold prices used for resources are $1,750, with a cut-off of 0.069 g/t payable Au.
22. Meekatharra resources and reserves are reported under JORC standards and have an effective date of 6/30/2024. Metal prices used are AUS$2,400 for resources and reserves and cut-off grades vary by material and depth. The 1.5% to 2.5% NSR royalty pays at a rate of 1.5% for the first 75,000 ounces produced in any 12 month period and at a rate of 2.5% on production above 75,000 ounces during that 12 month period.
23. Rainy River resources and reserves are reported under CIM standards and have an effective date of 12/31/2023. Reserves use $1,400 Au and $19.00 Ag prices. Resources use $1,500 Au and $21.00 Ag prices. Cut-off grades for both resources and reserves are 0.3 g/t AuEq for open-pit 1.7 g/t AuEq for underground. Our stream interest at Rainy River is 6.5% of the gold produced and contained in doré until 230,000 gold ounces have been delivered, 3.25% thereafter, , and 60% of payable silver produced and contained in doré until 3.1 million ounces are delivered, 30% thereafter
24. Red Chris resources and reserves are reported under SK-1300 and have an effective date of 12/31/2023. The operator reports their 70% ownership which is back-calculated to our 100% royalty coverage. Reserves use $1,300 Au and $3.00 Cu prices. Resources use $1,400 Au and $3.00 Cu prices. Cut-off grades vary with copper credits.
25. Ruby Hill does not have current reserves disclosed. We classify it as a producing property because of revenue from ongoing heap leaching. Ruby Hill resources are estimated under CIM standards with an effective date of 6/30/2021. Resources use a $1,650 Au price with 0.1 g/t open-pit and 3.6 g/t underground Au cut-off grades.

26. South Laverton resources and reserves are reported under JORC standards and have an effective date of 3/31/2024. The operator reports resources and reserves for Carosue Dam, of which our royalties cover certain deposit areas. Reserves and resources use AUS$1,850 and AUS$2,250 respectively. Cut-off grades are 0.56 g/t Au. The A$6.00 per ounce royalty is payable once 265,745 ounces of gold have been produced and the A$10.00 per ounce royalty is payable once 160,333 ounces of gold have been produced from certain South Laverton tenements. The thresholds have not been met for either A$ per ounce royalty.

27. Southern Cross resources and reserves are reported to JORC standards and have an effective date of 7/24/2016. Reserves use a gold price of AUS$1,600 and a cut-off grade of 0.69 g/t Au.

28. Twin Creeks reports resources and reserves to CIM standards with an effective date of 12/31/2022. The Twin Creeks royalty is now a part of the Turquoise Ridge JV, operated by Nevada Gold Mines. Reserves and resources use gold prices of $1,300 and $1,700 respectively. Cut-off grades are 0.005 oz/t Au for leach and 0.022 oz/t for mill material.

29. Wassa resources and reserves are reported to JORC standards with an effective date of 3/31/2024. Resources and reserves use a gold price of $2,500 and cut-off grades of 1.34 g/t for underground and 0.5 g/t for open-pit. Our stream interest at Wassa is 10.5% of payable gold until 240,000 ounces are delivered, 5.5% thereafter.

30. Wharf reserves are reported to SK 1300 standards with an effective date of 12/31/2023. A gold price of $1,600 and a cut-off Au grade of 0.01 oz/short ton was used for reserve reporting. The royalty is based on a sliding scale, which caps at 2.0% at gold prices above $500 per ounce.

31. Williams resources and reserves are reported to CIM standards with an effective date of 12/31/2023. For reserves, a gold price of $1,400 was used, with cut-off grades of 0.43 g/t for open-pit and 2.43 g/t for underground. For resources, a gold price of $1,700 was used, with cut-off grades of 0.36 g/t for open-pit and 1.95 g/t for underground.

32. Xavantina reports resource and reserves to CIM standards as of 12/31/2023. Resources and reserves use a gold price of $1,650/oz, and cut-off grade is $72/t. No measured or indicated resources are reported because 100% of measured and indicated resources report to reserves. Our stream interest at Xavantina is 25% of payable gold until 93,000 ounces are delivered, 10% thereafter.

33. Back River resources and reserves are reported to CIM standards with an effective date of 1/15/2023. Reserves and resources use gold prices of $1,500 and $1,550 respectively. Cut-off grades vary from 1.6 to 1.74 g/t for open-pit and 3.5 to 4.1 g/t for underground. Royalty revenue from the Goose Project is expected based on the following royalty rates and cumulative production thresholds: 0.7% NSR royalty rate until the receipt of C$5 million of royalty revenue, declining to 0.35% thereafter, on all gold produced from startup through to the cumulative production of 400,000 ounces; 2.5% GSR royalty rate on all gold produced after the cumulative production of 400,000 ounces up to a cumulative total of approximately 780,000 ounces; and 3.3% GSR royalty rate on all production above cumulative production of approximately 780,000 ounces. Royalty revenue from the George portion is expected based on an approximate 3.2-4.0% GSR royalty rate, which is payable after cumulative production of 800,000 ounces.

34. Bateman Gold resources and reserves are reported to JORC standards with an effective date of 12/31/2023. Royal gold royalty covers 80% of the McFinley resource area of the Red Lake property according to Evolution Mining. Gold price used for reserves is AUS$1,800 and the cut-off grade is 3.5 g/t Au. Gold price used for resources is AUS$2,500 with a cut-off grade of 2.5 g/t Au.

35. Bogoso and Prestea resources and reserves are reported under CIM standards with an effective date of 12/31/2020. Gold prices used for reserves and resources were $1,300 and $1,500, respectively. Cut-off grades vary by deposit area.

36. Castelo de Sonhos resources and reserves are reported to CIM standards with an effective date of 10/4/2023. Resources and reserves use a gold price of $1,550 and an NSR cut-off of $12.00 per tonne. Royal Gold also holds an option to purchase an additional 1.0% NSR royalty for a further investment of $5.0 million to $8.0 million to be determined by reference to mineralized material at Castelo de Sonhos when the option is exercised.

37. Don Mario resources and reserves are reported to CIM standards and have an effective date of 9/30/2023. Metal prices used for reserves were $1,600 Au, $18.00 Ag, and $3.00 Cu. Resource prices are $1,700 Au, $3.25 Cu. Cut-off grade is 0.3 g/t Au.

38. Hasbrouck Mountain resources and reserves are reported to CIM standards with an effective date of 1/11/2023. Metal prices used for reserves are $1,790 for Au and $21.50 for Ag. For resources, $1,850 Au and $22.75 Ag are used. Cut-off grade is 0.007 opt Au.

39. Kundip resources and reserves are reported to JORC standards with an effective date of 12/31/2023. The Royal Gold royalty area covers only certain deposit areas. Metal prices used are AUS$2,946 Au, AUS$42.00 Ag and AUS$7.57 and cut-off grade is 0.5 g/t AuEq for open pit and 2.0 g/t AuEq for underground. The royalty pays at a rate of 1.0% on the first 250,000 ounces of gold produced, 1.5% thereafter.

40. Kutcho Creek resources and reserves are reported to CIM standards with an effective date of 7/30/2021. Royal Gold royalty area covers approximately 35% of the reported resources, including 100% of Esso area and 25% of Main area. Sumac is outside the Royal Gold royalty area. Metal prices used for both reserves and reserves are $1,600 Au, $20.00 Ag, $3.50 Cu and $1.15 Zn. NSR cut-off grades for reserves are C$38.40 for oxide open-pit, C$55.00 for sulfide open-pit, and C$129.45 for underground. Resource cut-off grades are 0.45% Cu equivalent for open-pit, 0.95-1.05% Cu equivalent for underground.

41. La India resources and reserves are reported to CIM standards with an effective date of 2/28/2022. Royal Gold royalty area covers portions of the property and excludes others. Metal prices for reserves are $1,600 Au and $20.00 silver, and reserves cut-off is 0.6 g/t Au. Gold price for resources is $1,800, and resource cut-off grades range from 0.5 to 0.65 g/t Au for open-pit and 2.0 g/t Au for underground.

42. Manh Choh resources and reserves are reported to CIM standards with an effective date of 12/31/2023. Reserves are reported using metal prices of $1,400 Au and $17.50 Ag. Resources are reported using metal prices of $1,700 Au and $21.30 Ag. Specific cut-off grades and recoveries are not reported.

43. Marban reserves and resources are reported to CIM standards with and effective date of 8/17/2022. Royal Gold royalty claims cover only the Marban deposit. Additional resource areas on the claim block are outside the royalty area. Reserves are reported using $1,600 Au price and 0.3 g/t Au cut-off grade. Resources are reported using a $1,900 Au pit shell and cut-off grades of 0.3 g/t Au open-pit and 3.0 g/t Au for underground. The 0.5% to 0.75% sliding-scale NSR relates to certain claims included in the Marban Alliance property, and a 1.0% to 1.5% sliding-scale NSR relates to certain claims in the Horizon property. At a gold price below $350 per ounce, the royalty rate is 0.5% for the Marban Alliance and 1.0% for Horizon, which increases to 0.75% for the Marban Alliance and 1.5% for Horizon at a gold price equal to or above $350 per ounce.

44. Ming resources and reserves are reported under CIM standards with an effective date of 3/31/2022. A portion of the 1807 zone falls on Royal Gold royalty ground. While the Ming mine has reserves as of the effective date, it is not known whether any portion of reserves falls on Royal Gold ground. Resources use metal prices of $1,300 Au, $17.00 Ag, and $2.99 Cu and a cut-off grade of 1% Cu.

45. NuevaUnión resources and reserves are reported to CIM standards and have an effective date of 12/31/2023. Royal Gold royalty covers approximately 30% of the La Fortuna section of NuevaUnión. Mineral reserves use prices of $1,200 Au and $3.00 Cu, with a NSR cut-off of $10.55. Resources use prices of $1,500 Au and $3.50 Cu, with a NSR cut-off of $9.12.

46. Pine Cove resources and reserves are reported to CIM standards and have an effective date of 9/1/2021. Royal Gold royalty claims cover Pine Cove stockpile and an estimated 60% of Argyle resource area. Reserves and resources use a gold price of $1,550. Cut-off grade for reserves is 0.56 g/t Au, and cut-off grade for resources is 0.50 g/t Au.

47. Red Dam resources and reserves are reported to JORC standards with an effective date of 12/31/2023. We do not have separate disclosure of resources. Metal prices used are AUS$1,800 for reserves. Cut-off grade used was 0.53 g/t Au. Specific metallurgical recovery was not disclosed.

48. Relief Canyon resources are reported to CIM standards and have an effective date of 6/30/2022. We estimate 69% of Resources as attributable to our royalty area. No reserves are reported for Relief Canyon. Metal prices used for resources are $1,500 Au and $22.00 Ag. Specific cut-off grade is not reported.

49. Ulysses resources and reserves are reported to JORC standards with an effective date of 12/31/2023. Metal prices used are AUS$2,300 and cut-off grades are 0.7 g/t for open pit and 1.8 g/t for underground.

50. Alturas resources are disclosed to CIM standards with an effective date of 12/31/2023. Commodity prices of $1,700 Au and $21.00 for Ag for used for disclosure. Specific cut-off grades were not disclosed.

51. Berg resources are disclosed to CIM standards with an effective date of 6/7/2023. Metal prices used for resources are $1,800 Au, $23.00 Ag, $4.00 Cu and $15.00 Mo. Cut-off grade is 0.3% Cu.

52. Bronson Slope resources are reported to CIM standards with an effective date of 12/31/2023. Royal Gold interests are estimated as covering 30% of the Bronson Slope resources. An NSR cut-off of C$10.00 per tonne is used for resource reporting. Metal price assumptions are $1600 for Au, $20.00 for Ag and $4.00 for Cu. Specific recoveries are not disclosed. The royalty shall be greater of 1% NSR; and 8.25% Net Operating Profits.

53. Burnakura resources are reported to CIM standards with an effective date of 7/17/2018. Cut-off grades used are 0.5 g/t for open-pit and 3.0 g/t for underground. Specific metallurgical recoveries and metal prices are not disclosed. The royalty pays at a rate of 1.5% for the first 75,000 ounces produced in any 12 month period and at a rate of 2.5% on production above 75,000 ounces during that 12 month period.

54. Buttercup Bore resources are reported to JORC standards with an effective date of 7/1/2022. Royal Gold royalty ground covers approximately 50% of Snook zone. Resources are evaluated within pit shells designed at AUS$2,600 and use a cut-off grade of 0.80 g/t Au. Specific recoveries used are not disclosed.

55. Caber resources are reported to JORC standards with an effective date of 12/31/2021. Caber is part of the Matagami polymetallic VMS district but Glencore no longer discloses resource separately for Caber. Specific metal prices and cut-off grades are not disclosed. The operator has the option to purchase half of the 1.0% NSR for $500,000.

56. Doby George resources are reported under CIM standards with an effective date of 10/20/2021. Gold price used for resources is $1,800, with cut-off grades of 0.2 g/t Au for oxide, 0.3 g/t for mixed, and 1.2 g/t for reduced material. The royalty becomes payable once 400,000 ounces have been produced.

57. Follansbee resources are reported to 43-101 standards with an effective date of 11/30/2009. Cut-off grade for resources is 5.1 g/t Au. Metal prices used are not disclosed. The operator has the option to purchase half the 2% NSR on the basis of $500,000 for each 0.5% of the NSR acquired and in doing so and having paid $1 million, leaving a 1% NSR.

58. Gold River resources are reported to CIM standards with an effective date of 6/30/2023. Gold price of $1,200 was used for resource reporting, with a cut-off grade of $1,200.

59. Great Bear resources are reported to CIM standards with an effective date of 12/31/2023. Resources are reported using a $1,700 gold price and cut-off grades of 0.5 g/t Au for open-pit and 2.3 to 2.5 g/t Au for underground.

60. High Lake resources are reported to JORC standards with an effective date of 12/31/2023. Resources are reported at a 2.0% CuEq cut-off for open-pit and a 4.0% CuEq cut-off for underground. Specific metals price assumptions are not disclosed. The operator has the option to purchase 0.5% of the 1.5% NSR for $1 million.

61. Holt resources are reported to CIM standards with an effective date of 12/31/2023. Resources are reported using an Au price of $1,500 and a 2.5 g/t cut-off grade.

62. Island Mountain resources were estimated to 43-101 standards with effective date of 8/11/2010. Only a small portion of the resource is attributed to Royal Gold royalty ground. Specific cut-off grades, metal prices, and recoveries are not disclosed.

63. Jaguar resources are reported to JORC standards and have an effective date of 12/31/2023. Our royalty covers only the Triumph deposit area. Metals prices used for resources are $1,793 Au, $26.10 Ag, $4.30 Cu, and $1.05 Zn. NSR cut-off is set at AUD$100.

64. Kubi Village resources are reported to CIM standards with an effective date of 3/11/2022. Resources are reported using a $1,750 Au price and a 2.0 g/t cut-off. The operator has the right to purchase the entire 3% NPI for $2 million within 6 months of a feasibility study.

65. Lawyers resources are reported to CIM Standards and have an effective date of 8/20/2024. Metal prices of $1,850 Au and $24.00 Ag were used for the estimate, with cut-off grades of 0.4 g/t AuEq for open-pit and 1.5 g/t AuEq for underground resource.

66. Long Valley resources are reported to CIM standards with an effective date of 9/21/2020. Resources are reported at a $1,800 Au price, with cut-offs of 0.17 g/t for oxide and 0.21 g/t for mixed and sulfide material.

67. Meekatharra – Sabbath resources are reported to JORC standards with an effective date of 6/30/2024. Resources use a $1,700 Au price and a cut-off of 0.5 g/t. The royalty applies on production above 10,000 ounces.

68. Mt. Fisher resources are reported to JORC standards with an effective date of 11/2/2022. Resources use a $1,750 Au price and a 0.5 g/t Au cut-off. The royalty is capped at 500,000 ounces.

69. Niblack resources are reported to CIM standards with an effective date of 2/14/2022. Resources use metal prices of $1,650 Au, $20.00 Ag, $3.50 Cu, and $1.10 Zn and a $100 NSR cut-off. The royalty rate is 1.0% for each ton of ore having a value of less than $115 per ton; 2.0% for each ton of ore having a value between $115 and $135 per ton; and 3.0% for each ton of ore having a value greater than $135 per ton.

70. Nieves resource was reported to NI 43-101 standards with an effective date of 10/31/2012. Metal prices used were $1,375 for Au and $26.00 for Ag. Cut-off grade was 15 g/t Ag.

71. North Island resources are reported to CIM standards with an effective date of 3/1/2024. Resources use metal prices of $1,650 Au, $3.25 Cu, and $10.00 Mo, and a cut-off grade of 0.1% Cu.

72. Nutmeg Mountain resources are reported to CIM standards with an effective date of 6/22/2023. Resources use a $1,750 Au price and a 0.30 g/t cut-off grade. A $325,000 payment is due upon production of the first 100,000 ounces. Once production reaches 200,000 ounces, the royalty begins paying on a sliding scale, which caps at 2.0% at a gold price equal to or above $425 per ounce.

73. Paddington resources are reported to JORC standards with an effective date of 12/31/2014. Resources are reported at a cut-off grade of 0.80 g/t Au based on a gold price of $2,000. Royal gold royalty covers a single claim which includes the Natal project.

74. Pascua–Lama resources are reported to CIM standards with an effective date of 12/31/2023. Approximately 20% of the royalty is limited to the first 14.0 million ounces of gold produced from the project. Also, 24% of the royalty can be extended beyond 14.0 million ounces produced for $4.4 million. In addition, a one-time payment totaling $8.4 million will be made if gold prices exceed $600 per ounce for any six-month period within the first 36 months of commercial production. The royalty is based on a sliding scale, which caps at 5.45% at a gold price equal to or above $800 per ounce.

75. Phillips Find resources are reported to JORC standards with an effective date of 6/30/2024. Cut-off for mineral resources is 0.5 g/t Au near surface and 2.0 g/t below 140m asl. Metal prices and recoveries used are not disclosed. The royalty applies to production above 40,000 ounces and is capped at $1 million.

76. Pinnacles resources are disclosed to JORC standards with an effective date of 12/15/2020. Cut-off grades uses are 0.5 g/t for open-pit and 1.0 g/t for underground. Specific gold prices and recoveries are not disclosed.

77. Quinns Austin resources are disclosed to JORC standards with an effective date of 4/6/2010. Metal prices used are $1,135 Au, $18.00 Ag, $3.61 Cu, and $1.09 Zn, with a cut-off grade of 0.4% Cu.

78. Red October resources are disclosed to JORC standards with an effective date of 6/30/2024. Specific metal prices, recoveries and cut-off grades are not disclosed.

79. San Juan Silver (Bulldog) resources are disclosed to SK 1300 standards with an effective date of 12/31/2023. Metal prices used are $1,700 Au, $21.00 Ag, $1.15 Pb and $1.35 Zn. NSR cut-offs are $100 to $175 per ton. The royalty rate is 3.0% on Homestake and Emerald unpatented claims; 1.0% on Emerald patented claims.

80. Schaft Creek resources are reported to CIM standards with an effective date of 12/31/2023. Metal prices used are $1,200 Au, $20.00 Ag, $3.00 Cu, and $10.00 Mo. NSR cut-off is $4.31.

81. Shasta resources are reported to CIM standards with an effective date of 2/11/2023. Metal prices used are $1,800 Au and $20.00 Ag. Cut-off grade is 0.4 g/t AuEq.

82. Tambor resources are reported to NI 43-101 standards with an effective date of 12/10/2003. RG royalty area covers Guapinal, South Cliff, and Poza del Coyote zones. A cut-off grade of 0.3 g/t Au was used. Specific metal prices and metallurgical recoveries were not disclosed. The operator has the right to purchase half of the 4.0% NSR for $2 million within 24 months of commercial production.

83. Temora resources are disclosed to JORC standards with an effective date of 12/31/2016. Specific metal prices and cut-off grades are not disclosed.

84. Ulu resources are disclosed to CIM standards with an effective date of 2/18/2021. A gold price of C$1,500 and cut-off grade of 4 g/t Au were used. The royalty applies to production above 675,000 ounces.

85. Van Uden resources are disclosed to JORC standards with an effective date of 2/1/2013. Resources used a cut-off grade of 0.5 g/t Au. No metal prices or metallurgical recoveries were disclosed.

86. Wallbrook resources are disclosed to JORC standards with an effective date of 5/1/2024. Resources used a cut-off grade of 0.4 g/t Au and are reported inside an AUS$3,950 pit shell.

87. Wildcat resources are disclosed to CIM standards with an effective date of 6/28/2023. A gold price of $1,800 and a cut-off grade of 0.15 g/t were used. The 1.0% NSR royalty applies to the SS lode claims only. The additional royalty pays 1.0% NSR on gold production between 500,000 ounces and 1.0 million ounces and increases to a 2.0% NSR on production in excess of 1.0 million ounces. This royalty applies to various claims on the property.

88. Wolverine resources are disclosed to NI 43-101 standards with an effective date of 1/30/2015. Cut-off grades and metal prices used were not disclosed. The gold royalty rate is based on the price of silver per ounce and is based on a sliding scale, which caps at 9.445% at a silver price equal to or above $7.50 per ounce.

SILVER

89. Khoemacau resources and reserves are disclosed to JORC standards with an effective date of 12/31/2023. Royal Gold AOI covers the Zone 5 and Mango deposit areas. Royal Gold has a stream interest in silver production only, Khoemacau includes copper resources and reserves not listed here. Resources and reserves both use $23.00 Ag, with a $65.00/t NSR cut-off. Our stream interest at Khoemacau is 100% of payable silver produced.

90. Rock Creek resources are reported to SK-1300 and NI 43-101 standards with an effective date of 12/31/2023. Metal prices used are $21.00 Ag and $3.00 Cu, with an NSR cut-off grade of $24.50.

COPPER

91. Johnson Camp resources are reported under CIM standards with an effective date of 2/21/2022. Copper prices of $4.00 and a cut-off grade of 0.2% Cu are used for resource reporting.

92. Voisey's Bay resources and reserves are reported to SK-1300 standards with an effective date of 12/31/2023. Commodity prices used are $3.86 Cu, $9.14 Ni, and $17.20 Co. NSR cut-off is $28.35 for open-pit and $210-$250 for underground.

93. Las Cruces resources and reserves are reported to CIM standards with an effective date of 9/30/2023. Copper price used is $3.80 with a cut-off grade of $50.60 NSR.

94. Los Chancas resources are reported to SK-1300 standards with an effective date of 12/31/2023. Resources use $3.80 Cu prices and NSR cut-offs of $6.11 for heap leach and $7.64 for mill and flotation material.

NICKEL

95. Bell Creek resources are reported to JORC standards with an effective date of 2/10/2019. Specific commodity prices and cut-off grades are not disclosed. The royalty is A$1.00 per tonne on the first 5 million tonnes of production, A$2.00 per tonne thereafter.

96. Cosmos resources are reported to JORC standards with an effective date of 6/30/2024. Royal Gold royalty interest covers AM5, AM6, and Mt. Goode. Resources are not currently reported for Mt. Goode due to changes in metal price assumptions. Odysseus is outside the royalty interest. AUS$27,010/t Ni price and cut-off grades of 1.0% Ni for underground are used for resources.

COAL

97. Skyline reserves were reported with an effective date of 12/31/2012. The operator provides annual reserves updates, but does not disclose the portion of reserves attributable to our royalty. Specific commodity prices were not disclosed.

98. Horizon resources were reported with an effective date of 12/31/2011.

POTASH

99. Allan resources and reserves are reported to CIM standards with an effective date of 12/31/2023. Royal gold interest applies to 40% of produced potash, so reserves and resources are reported as 40% of the total. Specific cut-off grades and commodity prices are not disclosed. The $0.36 to $1.44 per ton potash royalty rate varies based on annual potash production and is based on a sliding scale, which caps at $1.44 per ton at prices above $23.00. The royalty is 100% of the sliding scale for the first 600,000 attributable tons produced during a calendar year. For 600,000 to 800,000 tons, the royalty reduces to 50%. After 800,000 tons, the royalty rate is 25% of the $1.44. An additional $0.25 per ton royalty is capped at 600,000 attributable tons, or a maximum of $150,000 per annum.

LITHIUM

100. Yellowknife resources are reported to 43-101 standards with an effective date of 10/1/2024. Cut-off grades of 0.4% and 0.5% Li_2O were used. Specific metals prices and recoveries were not disclosed.

URANIUM

101. La Jara Mesa resources were reported with an effective date of 7/2/2007. Resources are reported at a cut-off grade of 0.05% U_3O_8. La Jara Mesa royalty is payable on per pound of uranium produced above eight million pounds.

102. Westmoreland resources were reported to JORC standards with an effective date of 4/20/2016. Resources are reported at a cut-off grade of 0.02% U3O8 and a metal price assumption of $65.00/lb U_3O_8.